[MARTIN
CURIE
LOGO]           INSIGHT
--------------------------------------------------------------------------------
                                                                29 February 2004
--------------------------------------------------------------------------------
                                                       [LOGO] ASIAN DIRECT
                                                              CAPITAL MANAGEMENT

THE CHINA FUND, INC. (CHN)


IN BRIEF

Net asset value per share      US$29.12
Market price                   US$34.65
Premium/discount                 18.99%
Fund size                    US$293.55m



At 29 February 2004

                        China Fund    MSCI Golden
                          NAV US$       Dragon US$
One month return           6.4%          4.2%
One year return           76.0%         66.1%


Source: State Street Corporation/Martin Currie Inc



MANAGER'S COMMENTARY

Chinese economic growth and investor interest remains strong. GDP growth hit 9.9% in calendar Q4 2003. Continued domestic growth, now supplemented by a pick up in the US and Japan, as well as some adverse weather conditions, has resulted in an increase in inflation (CPI in December and January was up by 3.2% year-on-year). Our impression from recent company visits is that companies are becoming more confident about passing on cost increases to their customers. This presages further inflation. The pick-up in CPI makes a revaluation of the renminbi more likely - a development that local companies are gradually coming to expect. A typical response from company representatives, when asked about the potential effect of renminbi appreciation is "We'll put up prices, as all our competitors are also manufacturing in China". Perhaps US politicians pressing China on the currency issue should be more careful what they wish for; watch out for US inflation and rising bond yields in the second half of 2004. The authorities in China have gradually been tightening credit, and this can be seen in the slowing growth in loans and money supply. The Chinese government is proving successful in raising tax revenues; custom duties increased by 43% year-on-year, in spite of falling tariffs post WTO entry. Adam Smith would have been proud.

One indicator of investor sentiment is the number of institutional investors now visiting Shanghai - the attendance at UBS and Deutsche Bank investment conferences here in February was 400 and 500, respectively. This creates problems of stock valuation for old China hands; a price/earnings ratio that might seem expensive to us, having doubled in 12 months, can seem cheap to new investors fresh off the plane. Another sign that the bull market is maturing is the number of placements and IPOs, which are now becoming a daily occurrence.

INVESTMENT STRATEGY

Your Fund is 97.5% invested with holdings in 54 companies. Of these, two are unlisted. 33% of the Fund is in Taiwan-listed companies.

As you might gather from the above commentary, your managers are turning more cautious about the expectation for a mid-cycle correction. We remain almost fully invested. However, we have gradually reduced the weighting in high-flying state-owned industrials (never especially large) in favour of laggards in Taiwan and Hong Kong. Our focus continues to be on domestic consumption stocks, especially now that there are negative real deposit rates. We recently added investments in some neglected technology stocks, such as foundry UMC, DVD maker CMC, China's leading electronics distributor DIGITAL CHINA and 3C retailer TSANN KUENN. With rare earth and refractory prices recovering, we added to our investment in CHINA RARE EARTH. We reduced our exposure to the auto industry, where we are worried about plans for capacity expansion, by taking profits on China Motors and Brilliance Automotive. We have also been selling textile stocks for similar reasons, exiting Luthai, Tainan Enterprises and Mainland Headwear.

As the bull market allows broker research teams to expand, we need to work harder to find undiscovered value. Going forward, we expect to hold a little more cash in the Fund, both as a defensive measure and so we can take advantage of the most promising of the coming batch of IPOs. Recently we have participated in IPOs for leading diesel engine maker WEICHAI and construction steel maker CHINA ORIENTAL.

                                                 Chris Ruffle, Martin Currie Inc


DIRECT INVESTMENT MANAGER'S COMMENTARY

We believe the favorable investment market in the PRC in terms of real economic growth, genuine capital needs of enterprises and bullish investors' sentiment will continue in 2004. Though there are some signs of overheating, these are relatively narrowly focused and the PRC is adopting targeted measures to deal with them. Currently the direct investment business in the PRC is seeing the combination of a good environment for new deals on attractive terms as companies seek capital to fund growth and a buoyant exit market particularly for IPO's. We expect to exploit both opportunities to create value for the Fund's stockholders.

Captive Finance, Ltd. and Tomoike Industrial H.K. Ltd., direct investments of the Fund, each reported substantial year-on-year improvements in profitability and better-than-budget performance in 2003. This performance was due to effective management and a favorable business environment, particularly during the second half of 2003. We are working on opportunities that could increase the value of these investments and boost the Fund's NAV during 2004. We continue to develop a substantial new deal pipeline and are working on potential transactions in the areas of consumer products manufacturing, e-commerce platform and healthcare.

                                KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS*

Market cap                                   $345.71m
Shares outstanding                         10,081,913
Exchange listed                                  NYSE
Listing date                            July 10, 1992
Investment adviser                  Martin Currie Inc
Direct investment manager        Asian Direct Capital
                                           Management

ASSET ALLOCATION*

             Hong Kong                     56.0%
             Taiwan                        33.0%
(CHART)      New York                       5.0%
             Direct                         1.8%
             B shares                       1.7%
             Other assets & liabilities     2.5%

SECTOR ALLOCATION*

                                       % of          MSCI Golden
                                    net assets         Dragon %
Industrials                             21.7              9.2
Information technology                  15.2             14.0
Consumer discretionary                  14.7             10.2
Materials                                9.4             11.8
Telecommunications                       8.9              7.2
Utilities                                7.7              4.0
Financials                               7.5             33.7
Consumer staples                         6.7              4.8
Energy                                   3.0              3.8
Health care                              2.7              1.3
Other assets and liabilities             2.5               --

TOTAL                                  100.0            100.0

PERFORMANCE* (IN US$ TERMS)

                                       NAV        Market price
                                        %             %
One month                              6.4            2.5
Calendar year to date                 11.2          -15.0
3 years **                            33.2           50.1

Past performance is not a guide to future returns.

DIRECT INVESTMENTS* (1.8%)

Captive Finance                   Financials                            1.0%
Tomoike Industrial (H K) Ltd      Industrials                           0.8%

15 LARGEST LISTED INVESTMENTS* (49.4%)

Chaoda Modern Agriculture         Consumer staples                      5.9%
Sohu Com Inc                      Information technology                5.0%
TCL International                 Consumer discretionary                5.0%
BYD Co                            Industrials                           3.6%
Comba Telecom                     Telecommunications                    3.2%
Yanzhou Coal Mining               Energy                                3.1%
China Metal Products              Materials                             3.0%
Fountain Set Holdings             Materials                             3.0%
Shenzhen Expressway               Utilities                             2.8%
Xinao Gas Holdings                Utilities                             2.6%
Cathay Financial Holdings         Financials                            2.6%
China Telecom Corp                Telecommunications                    2.5%
Merry Electronics                 Consumer discretionary                2.4%
Anhui Expressway                  Utilities                             2.4%
Sinotrans Limited                 Industrials                           2.3%

FUND PERFORMANCE (US$)

                                         One       Three      Year       One       Three**    Five**   Since#**
                                         month     months    to date     year      years      years    launch
                                         -----     ------    -------     -----     -------    ------   --------

THE CHINA FUND, INC                       6.4       12.6       11.2       76.0       33.2       29.1       9.3
MSCI Golden Dragon                        4.2       16.9       11.3       66.1        3.4        6.2        --
Hang Seng Chinese Enterprise Index       10.8       32.8        1.4      132.6       41.4       30.5        --

*Source: State Street Corporation/Martin Currie Inc. #The Fund was launched on July 10, 1992. ** Annualised return

PERFORMANCE IN PERSPECTIVE+

                 The China Fund Inc. vs MSCI Golden Dragon NAV


                                    (GRAPH)

             The China Fund Inc. vs MSCI
Chart 1             Golden Dragon              NAV
-------             -------------              ---
17-Jul-92                                     13.83
31-Jul-92                                     13.17
31-Aug-92                                     13.20
30-Sep-92                                     13.17
31-Oct-92                                     13.51
30-Nov-92                                     14.23
31-Dec-92                                     13.00
31-Jan-93                                     14.25
28-Feb-93                                     14.80
31-Mar-93                                     14.97
30-Apr-93                                     15.55
31-May-93                                     15.60
30-Jun-93                                     14.97
31-Jul-93                                     14.32
31-Aug-93                                     15.15
30-Sep-93                                     15.29
31-Oct-93                                     17.35
30-Nov-93                                     18.05
27-Dec-93                                     19.28
31-Dec-93                                     20.18
31-Jan-94                                     18.21
28-Feb-94                                     17.09
31-Mar-94                                     15.64
30-Apr-94                                     14.52
31-May-94                                     14.96
30-Jun-94                                     14.16
31-Jul-94                                     14.85
31-Aug-94                                     15.44
30-Sep-94                                     15.50
31-Oct-94                                     15.25
30-Nov-94                                     13.76
23-Dec-94                                     12.62
31-Dec-94                                     12.60
31-Jan-95                                     11.17
28-Feb-95                                     11.75
31-Mar-95                                     11.78
30-Apr-95                                     11.45
31-May-95                                     12.36
30-Jun-95                                     12.21
31-Jul-95                                     12.65
31-Aug-95                                     12.31
30-Sep-95                                     12.49
31-Oct-95                                     12.87
30-Nov-95                                     12.41
29-Dec-95                                     12.23
31-Dec-95                                     12.23
31-Jan-96                                     13.44
29-Feb-96                                     13.49
31-Mar-96                                     12.82
30-Apr-96                                     12.70
31-May-96                                     12.94
30-Jun-96                                     12.87
31-Jul-96                                     12.83
31-Aug-96                                     13.33
30-Sep-96                                     13.60
31-Oct-96                            -4.60    13.24
30-Nov-96                             3.37    14.73
31-Dec-96                            11.07    16.33
31-Jan-97                             1.80    16.55
28-Feb-97                             3.16    17.35
31-Mar-97                             2.27    16.87
30-Apr-97                             6.61    18.57
31-May-97                             2.35    20.38
30-Jun-97                            -1.21    21.62
31-Jul-97                            -0.57    23.00
31-Aug-97                            13.03    23.37
30-Sep-97                            -5.88    22.02
31-Oct-97                             5.05    16.97
30-Nov-97                           -10.54    15.03
31-Dec-97                            -1.47    14.53
31-Jan-98                           -10.98    11.45
28-Feb-98                             4.66    14.44
31-Mar-98                             0.05    13.99
30-Apr-98                             2.52    12.88
31-May-98                             2.90    11.63
30-Jun-98                            -8.15    10.05
31-Jul-98                            -7.95     8.72
31-Aug-98                            -3.05     7.54
30-Sep-98                            13.76     9.80
31-Oct-98                            -12.33   10.84
30-Nov-98                             -2.13   10.80
28-Dec-98                              0.52   10.28
31-Dec-98                              1.07   10.39
31-Jan-99                             -7.49    9.05
28-Feb-99                             -4.68    8.80
31-Mar-99                             -2.99    9.57
30-Apr-99                              3.48   11.72
31-May-99                              4.21   11.38
30-Jun-99                             17.91   15.35
31-Jul-99                             -2.38   14.01
31-Aug-99                             -3.69   14.12
30-Sep-99                              0.04   13.43
31-Oct-99                             -9.09   12.74
30-Nov-99                              1.71   14.06
28-Dec-99                             -5.57   14.41
31-Dec-99                             -1.48   14.20
31-Jan-00                             -3.64   13.75
29-Feb-00                             -4.26   13.37
31-Mar-00                              6.65   14.71
30-Apr-00                             -4.02   12.71
31-May-00                              4.42   12.45
30-Jun-00                              5.72   13.53
31-Jul-00                              5.43   14.54
31-Aug-00                              1.04   14.32
30-Sep-00                              3.29   13.07
31-Oct-00                              3.31   12.37
30-Nov-00                              0.76   11.63
31-Dec-00                              5.03   12.47
31-Jan-01                            -11.30   12.53
28-Feb-01                             11.33   13.23
31-Mar-01                             13.53   13.76
30-Apr-01                              7.31   14.58
31-May-01                             14.53   16.28
30-Jun-01                              0.63   15.90
31-Jul-01                             -4.32   14.26
31-Aug-01                              3.83   13.90
30-Sep-01                              8.15   12.64
31-Oct-01                             -1.32   13.19
30-Nov-01                             -5.62   14.04
31-Dec-01                             -1.45   15.09
31-Jan-02                              4.16   15.64
28-Feb-02                              3.23   15.57
31-Mar-02                             -3.09   16.17
30-Apr-02                              1.54   16.79
31-May-02                              5.94   17.22
30-Jun-02                              2.35   16.48
31-Jul-02                              0.84   15.80
31-Aug-02                              2.23   15.45
30-Sep-02                              4.42   14.49
31-Oct-02                             -2.50   14.92
30-Nov-02                              1.78   15.85
31-Dec-02                              7.69   15.78
31-Jan-03                              4.01   17.32
28-Feb-03                              5.93   17.32
31-Mar-03                              1.22   16.90
30-Apr-03                             -0.30   16.67
31-May-03                              6.47   19.53
30-Jun-03                              3.93   21.23
31-Jul-03                              3.38   23.99
31-Aug-03                             -9.30   23.91
30-Sep-03                             -0.77   24.38
31-Oct-03                              2.94   26.93
30-Nov-03                              2.81   27.07
31-Dec-03                             -1.58   26.19
31-Jan-04                             -2.23   27.36
29-Feb-04                              2.18   29.12
31-Mar-04                              #N/A    0.00


THE CHINA FUND INC. PREMIUM/DISCOUNT+


                               % Premium/Discount


                                    (GRAPH)

Chart 2    % Premium/Discount
-------    ------------------
17-Jul-92         8.46
31-Jul-92
31-Aug-92
30-Sep-92
31-Oct-92         3.63
30-Nov-92         1.90
31-Dec-92         0.00
31-Jan-93        -7.02
28-Feb-93        -7.09
31-Mar-93        -2.30
30-Apr-93         7.72
31-May-93        14.58
30-Jun-93        12.73
31-Jul-93         9.99
31-Aug-93         7.26
30-Sep-93         9.55
31-Oct-93         6.63
30-Nov-93         1.80
27-Dec-93        21.34
31-Dec-93        39.99
31-Jan-94        27.00
28-Feb-94        25.80
31-Mar-94        17.49
30-Apr-94        10.19
31-May-94        29.51
30-Jun-94        15.64
31-Jul-94        13.64
31-Aug-94        23.06
30-Sep-94        11.29
31-Oct-94        13.11
30-Nov-94         5.38
23-Dec-94        -5.90
31-Dec-94         0.20
31-Jan-95         8.55
28-Feb-95        11.70
31-Mar-95         6.11
30-Apr-95         6.99
31-May-95        11.25
30-Jun-95         2.38
31-Jul-95         1.78
31-Aug-95         0.53
30-Sep-95         2.08
31-Oct-95        -8.70
30-Nov-95        -4.31
29-Dec-95        -3.92
31-Dec-95        -3.92
31-Jan-96        13.47
29-Feb-96        -1.78
31-Mar-96         4.33
30-Apr-96         7.28
31-May-96        -5.33
30-Jun-96        -5.79
31-Jul-96       -11.34
31-Aug-96       -10.92
30-Sep-96        -9.93
31-Oct-96       -11.25
30-Nov-96       -10.90
31-Dec-96       -19.63
31-Jan-97       -17.67
28-Feb-97       -21.47
31-Mar-97       -21.46
30-Apr-97       -19.22
31-May-97       -20.26
30-Jun-97       -18.48
31-Jul-97       -17.39
31-Aug-97       -24.05
30-Sep-97       -19.11
31-Oct-97       -21.55
30-Nov-97       -15.59
31-Dec-97       -15.69
31-Jan-98        -1.75
28-Feb-98       -15.17
31-Mar-98       -19.14
30-Apr-98       -17.02
31-May-98       -21.54
30-Jun-98       -10.45
31-Jul-98       -14.71
31-Aug-98       -30.37
30-Sep-98       -26.66
31-Oct-98       -19.28
30-Nov-98       -18.40
28-Dec-98       -19.75
31-Dec-98       -20.60
31-Jan-99       -22.65
28-Feb-99       -21.16
31-Mar-99       -19.02
30-Apr-99       -19.48
31-May-99       -19.27
30-Jun-99       -20.60
31-Jul-99       -21.93
31-Aug-99       -22.54
30-Sep-99       -23.69
31-Oct-99       -22.00
30-Nov-99       -24.44
28-Dec-99       -27.15
31-Dec-99       -25.17
31-Jan-00       -25.02
29-Feb-00       -25.68
31-Mar-00       -28.19
30-Apr-00       -29.20
31-May-00       -27.69
30-Jun-00       -29.33
31-Jul-00       -27.33
31-Aug-00       -26.66
30-Sep-00       -27.34
31-Oct-00       -27.76
30-Nov-00       -23.14
31-Dec-00       -25.80
31-Jan-01       -21.08
28-Feb-01       -16.85
31-Mar-01       -21.85
30-Apr-01       -20.77
31-May-01       -17.81
30-Jun-01       -16.53
31-Jul-01       -17.09
31-Aug-01       -18.56
30-Sep-01       -15.69
31-Oct-01       -18.57
30-Nov-01       -15.46
31-Dec-01       -17.69
31-Jan-02       -14.77
28-Feb-02       -13.62
31-Mar-02       -12.62
30-Apr-02       -11.44
31-May-02       -12.83
30-Jun-02       -16.44
31-Jul-02       -21.14
31-Aug-02       -18.12
30-Sep-02       -18.77
31-Oct-02       -15.48
30-Nov-02       -11.99
31-Dec-02       -12.86
31-Jan-03       -11.84
28-Feb-03        -7.10
31-Mar-03        -1.01
30-Apr-03        -4.32
31-May-03         1.64
30-Jun-03         8.95
31-Jul-03        15.80
31-Aug-03        14.39
30-Sep-03         7.83
31-Oct-03        29.00
30-Nov-03        20.95
31-Dec-03        55.67
31-Jan-04        23.54
29-Feb-04        18.99
31-Mar-04       DIV/0!




DIVIDEND HISTORY CHART*

                                    (CHART)


                           1993      1994      1995     1996       1997      1998      1999      2000     2001       2002     2003
                         -------   -------   -------   -------   -------   -------   -------   -------   -------   -------    ----
Total                    0.91030   0.60990   0.09100   0.08340   0.50030   0.07800   0.01110   0.00000   0.13205   0.21437    1.78
Income                   0.08530   0.00930   0.09100   0.08340   0.50030   0.07800   0.01110   0.00000   0.13205   0.06397    0.07
Long term capital gain   0.03780   0.24120   0.00000   0.00000   0.00000   0.00000   0.00000   0.00000   0.00000   0.00069    0.67
Short term capital gain  0.78720   0.35940   0.00000   0.00000   0.00000   0.00000   0.00000   0.00000   0.00000   0.14971    1.04

Past performance is not a guide to future returns.

All charts as of 29 February 2004. +Source: Martin Currie Inc. *Source: State Street Corporation.

THE PORTFOLIO - IN FULL                                     AT 29 FEBRUARY 2004




Sector                                        Company (BBG ticker)    Price           Holding           Value $     % of portfolio
HONG KONG 56.0%
Chaoda Modern Agriculture (Holdings) Ltd               682 HK       HK$3.15          43,089,900       17,298,400          5.9%
TCL International Holdings Ltd                        1070 HK       HK$3.55          32,318,000       14,738,499          5.0%
BYD Co                                                1211 HK       HK$25.8           3,225,000       10,688,822          3.6%
Comba Telecom Systems Consulting Holdings             2342 HK       HK$4.83          15,356,000        9,518,223          3.2%
Yanzhou Coal Mining Co.                               1171 HK       HK$8.95           7,786,000        8,951,955          3.1%
Fountain Set (Holdings) Ltd                            420 HK       HK$5.85          11,550,000        8,679,971          3.0%
Shenzhen Expressway Co., Ltd                           548 HK       HK$2.95          21,494,000        8,145,536          2.8%
Xinao Gas Holdings Ltd                                2688 HK       HK$4.28          13,976,000        7,675,372          2.6%
China Telecom Corporation Ltd.                         728 HK       HK$3.03          19,000,000        7,444,471          2.5%
Anhui Expressway Co., Ltd                              995 HK       HK$3.03          17,778,000        6,908,579          2.3%
Sinotrans Limited                                      598 HK       HK$3.45          15,065,000        6,628,422          2.3%
First Tractor Co., Ltd.                                 38 HK       HK$2.58          19,950,000        6,599,341          2.2%
TPV Technology, Ltd                                    903 HK       HK$4.73           9,968,000        6,018,473          2.1%
Golden Meditech Co., Ltd.                             8180 HK       HK$3.00          13,950,000        5,376,206          1.8%
Brilliance China Automotive Holdings, Ltd             1114 HK       HK$3.70          11,036,000        5,245,584          1.8%
Proview Intl Holdings Ltd                              334 HK       HK$2.00          17,644,000        4,533,227          1.5%
China Fire Safety                                     8201 HK       HK$0.61          50,380,000        3,883,201          1.3%
Hongkong.Com Corp.                                    8006 HK       HK$0.94          30,232,000        3,650,692          1.2%
Ocean Grand Chemicals Holdings Ltd.                   2882 HK       HK$1.44          17,379,000        3,214,902          1.1%
Beiren Printing Machinery Holdings Ltd.                187 HK       HK$3.45           7,000,000        3,102,399          1.1%
China Rare Earth Holdings, Ltd.                        769 HK       HK$1.66          13,504,000        2.879,725          1.0%
Beijing Capital International Airport Co., Ltd         694 HK       HK$2.93           7,520,000        2,825,688          1.0%
Jingwei Textile Machinery Co., Ltd                     350 HK       HK$2.90           7,436,000        2,770,243          1.0%
Natural Beauty Bio-Technology Ltd                      157 HK       HK$0.65          32,780,000        2,695,066          0.9%
Sino Golf Holdings Ltd                                 361 HK       HK$1.54          11,835,000        2,326,163          0.8%
Sinopec Beijing Yanhua Petrochemical Co., Ltd          325 HK       HK 3.25           4,428,000        1,848,721          0.6%
China Oriental Group Co. Ltd.                          581 HK       HK 2.43           1,716,000          612,355          0.2%
Arcontech, Corp                                       8097 HK       HK$0.17          18,386,000          408,614          0.1%

TAIWAN 33.0%
China Metal Products                                  1532 TT       NT$50.5           5,873,408        8,920,514          3.0%
Cathay Financial Holding Co., Ltd                     2882 TT       NT$65.5           3,862,000        7,607,850          2.6%
Merry Electronics                                     2439 TT       NT$71.5           3,254,208        6,997,771          2.4%
Vanguard International Semiconductor Corp.            5347 TT       NT$14.0          14,000,000        5,894,737          2.0%
Fubon Financial Holdings                              2881 TT       NT$35.5           5,453,952        5,823,016          2.0%
Chicony Electronics Co., Ltd                          2385 TT       NT$76.5           2,500,960        5,754,089          2.0%
Polaris Securities Co., Ltd                           6011 TT       NT$21.6           8,359,377        5,430,452          1.8%
Wintek Corp.                                          2384 TT       NT$34.5           5,040,000        5,229,474          1.8%
Synnex Technologies International, Corp               2347 TT       NT$58.0           2,950,640        5,146,981          1.8%
Chunghwa Telecom Co., Ltd                             2412 TT       NT$54.5           3,055,000        5,007,444          1.7%
Taiwan Green Point Enterprises Co., Ltd               3007 TT       NT$90.5           1,831,200        4,984,168          1.7%
Ability Enterprise Corp                               2374 TT       NT$32.3           4,214,840        4,094,416          1.4%
Taiwan Hon Chuan Enterprise                           9939 TT       NT$49.0           2,544,435        3,749,694          1.3%
Cheng Shin Rubber                                     2105 TT       NT$47.6           2,516,400        3,602,425          1.2%
Data Systems Consulting Co                            2477 TT       NT$29.7           3,968,339        3,544,652          1.2%
Soft-World International Corp.                        5478 TT       NT$ 142             790,000        3,373,834          1.2%
Tsann Kuen Enterprise Co. Ltd.                        2430 TT       NT$60.5           1,700,000        3,093,233          1.1%
United Microelectronics Corp.                         2303 TT       NT$30.4           3,000,000        2,742,857          0.9%
Taiwan FamilyMart                                     5903 TT       NT$56.0           1,478,520        2,490,139          0.9%
Tainan Enterprises                                    1473 TT       NT$49.4           1,074,000        1,595,657          0.5%
Yieh United Steel                                     9957 TT       NT$18.7           2,500,000        1,406,015          0.5%

NEW YORK 5.0%
Sohu.com Inc                                          Sohu US       US$28.1             526,286       14,788,637          5.0%

DIRECT 1.8%
Captive Finance Ltd                                                                   2,000,000        3,045,000          1.0%
Tomoike Industrial (H.K.) Ltd                                                           825,000        2,356,585          0.8%

B SHARES 1.7%
China International Marine Containers Co., Ltd.     200039 CH       HK$14.5           2,442,747        4,559,577          1.6%
Luthai Textile Co., Ltd                             200726 CH       HK$6.48             422,000          351,291          0.1%

OTHER ASSETS & LIABILITIES 2.5%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, "China companies" are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund's assets as set out in the Fund's prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People's Republic of China.


CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com





IMPORTANT INFORMATION: This newsletter is issued and approved by Martin Currie Inc (MC Inc), as investment adviser. MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.

China Fund Inc (the fund) is classified as a 'non-diversified' investment company under the US Investment Company Act of 1940. It meets the criteria of a closed-ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the fund. Asian Direct Capital Management is the direct investment manager to the fund.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

Please remember that past performance is not a guide to the future. Markets and currency movements can cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.